EXHIBIT 10.32
                                                                   -------------

          CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, IS FILED WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED





                                    MAY, 1996





                       SYNAPTIC PHARMACEUTICAL CORPORATION

                                       and

                               CIBA-GEIGY Limited





                                SUPPLEMENT NO. 1
                       to the Research & License Agreement
               between the parties made as of the 4th August, 1994

























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                                                   SUPPLEMENT NO. 1

THIS  SUPPLEMENT  NO.  1 is  made  as of the  31st  day of  May,  1996  between:
CIBA-GEIGY Limited, a Swiss corporation having its principal place of business at Klybeckstrasse 141, CH-4002 Basel, Switzerland (hereinafter referred to as "CIBA-GEIGY"), and SYNAPTIC PHARMACEUTICAL CORPORATION, a Delaware corporation having its principal place of business at 215 College Road, Paramus, New Jersey 07652-1410, USA (hereinafter referred to as "SYNAPTIC").


WHEREAS:

     (A) By a Research and Development Agreement (hereinafter referred to as "the PP Receptor Agreement") made between the parties hereto as of the Fourth day of August, 1994, CIBA-GEIGY and SYNAPTIC agreed that during a period of 36 months they would collaborate in a research programme aimed at discovering and developing compounds which, through the modulation of PP Receptors (as defined in the PP Receptor Agreement), are useful in treating obesity, eating disorders and/or one or more cardiovascular diseases, such as congestive heart failure and hypertension (hereinafter referred to as "the PP Receptor Programme").

(B) The parties wish to extend the period of collaboration under the PP Receptor Agreement from 36 months to 48 months, and to enter into a further collaborative research programme aimed at the discovery and development of compounds which, through [***] are useful in treating obesity and eating and metabolic disorders (hereinafter referred to as "the [***] Programme").

(C) The parties have agreed to amend the PP Receptor Agreement and to enter into an additional Research and Development Agreement for the [***] Programme (hereinafter referred to as "the [***] Agreement") on terms hereinafter appearing.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set out, the parties hereby agree as follows:

1.       DEFINITIONS
         When used in this Agreement capitalised words shall have the same meanings as in the PP Receptor Agreement and in the [***] Agreement.


2.       AMENDMENT OF THE PP RECEPTOR AGREEMENT

         With effect from the fourth day of August, 1995, the PP Receptor Agreement shall be amended as follows:

2.1      Sections 1.2,  1.17,  2.0,  2.1, 2.7, 3.0, 3.2, 4.0, 4.1, 4.2,  4.3(a),
         4.3(b)(1) and 6.0(b)(i) are hereby amended by deleting therefrom the reference therein to "the term of this Agreement" and by substituting therefor the words "the Project Term".


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2.2      Section  1.14 is hereby  amended by deleting  therefrom  the words "the term of this Agreement or within a three (3) year period following the termination or expiry thereof" and by substituting therefor the words "the Project Term or the Post-Project Term".

2.3 Section 1.15 is hereby amended by adding immediately prior to the period in the first sentence contained therein the following:

                  "and in the case of financial support provided with respect to the twelve (12) month period beginning in August, 1995, to support both the Project and the [***] Project."

2.4 There are hereby added immediately following Section 1.20 the following new Sections:

         "1.21 "[***] Agreement" means the Research and Development Agreement dated as of the 31st May, 1996, and made effective as of the Fourth day of August, 1995.

         1.22 "[***] Project" means the collaborative research programme relating to [***] that is the subject of the [***] Agreement.

         1.23 "Project Term" means the period commencing as of the Effective Date and ending on the Third day of August, 1998, or the date of termination of this Agreement pursuant to Section 5.2, if earlier.

         1.24 "Post-Project Term" means the period of thirty-six (36) months immediately following the Project Term."

2.5 There is hereby added immediately following Section 2.7 the following new Section:

     "2.8 Joint Project Team and Steering Committee Meetings. It is contemplated that members of the Project Team and Steering Committee may also be members of the Project Team and Steering Committee for the [***] Project. In view of this potential overlap in membership, as well as the potential value perceived by both parties in having the two Project Teams and Steering Committees interact and share scientific data and observations regarding their respective projects, it is also contemplated that the two Project Teams and Steering Committees may hold joint meetings, prepare single sets of minutes reflecting such meetings and prepare joint reports such as those required by Section 4.0."

2.6      The following text shall be substituted for the existing text of
         Section 3.1:

                  "Amount.Project Funds for the twelve month period beginning as of the Effective Date shall be [***] and Project Funds for the twelve month period beginning as of the Fourth day of August, 1995 shall be [***]


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                  [***].  For each  period  of  twelve  (12)  months  thereafter
                  Project Funds shall be an amount equal to [***], (as adjusted for inflation pursuant to the Bureau of Labor Statistics Consumer Price Index for Urban Consumers, New York, N.E. New Jersey Metropolitan Region Price Index ("the CPI")) multiplied by the number of SYNAPTIC FTEs which the Steering Committee has decided should be employed on the Project during such period. This figure shall be subject to adjustment for inflation pursuant to the CPI on each subsequent anniversary of the Effective Date."

2.7 The following sentence shall be substituted for the first two sentences of Section 3.3:

                  "SYNAPTIC shall at substantially all times during the Project Term assign such number of FTEs to work on the Project as shall be agreed from time to time by the Steering Committee."

2.8 Sections 4.3(b)(2) and 6.0(a)(i) are hereby amended by deleting therefrom the references therein to "the term of this Agreement and for thirty-six (36) calendar months after the expiry thereof" and by substituting therefor the words "the Project Term and the Post-Project Term."

2.9 The third paragraph of Section 4.7 is hereby amended by deleting therefrom the reference therein to "the Agreement" and the reference therein to "the Agreement plus thirty-six (36) months and by substituting therefor the words "the Post-Project Term".

2.10     The following text shall be substituted for the text of Section 5.0:

                  "Term. This Agreement shall remain in effect from the Effective Date until the expiration of all royalty obligations pursuant to Section 6, unless sooner terminated in accordance with the provisions of Section 5.2 or 5,3."

2.11 Section 5.1 is hereby amended by deleting the reference therein to "this Agreement" and substituting therefor the words "the Project Term".

2.12     The following text shall be substituted for the text of Section 5.4:

                  "Effect of Termination or Expiry. Termination or expiry of this Agreement shall not affect the rights and obligations of the parties accrued under this Agreement prior to termination or expiry, all of which shall survive such termination or expiry. In addition the liabilities of the parties for any breach of this Agreement shall survive any such termination or expiry. Sections 1.0 through 1.24, 4.2 (the last sentence only) 4.4 (the second paragraph only),4.5, 4.6, 4.7, 4.8, 5.4,
                  6.1 through 6.6, 7, 8.3 and 8.5 shall also, except to the extent expressly limited by their terms or by other provisions of this Agreement, also survive any such termination or expiry. Any Project Funds paid by CIBA-GEIGY but not committed by

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                  SYNAPTIC at termination  shall be refunded to CIBA-GEIGY,  and
                  CIBA- GEIGY shall have no further obligation to pay Project Funds.

                  Notwithstanding anything to the contrary contained in this Agreement, if this Agreement is terminated by either party pursuant to Section 5.2, then, in addition to the provisions referred to in the preceding paragraph, the provisions hereof pursuant to which the non-terminating party grants any license to the terminating party shall survive such termination (to the extent provided therein)."


2.13 Save as amended hereby the PP Receptor Agreement shall continue in full force and effect.


3.       [***] AGREEMENT

         Contemporaneously with the execution of this Supplement No. 1, the parties will enter into the [***] Agreement.


4.       FUNDING OF PP RECEPTOR AND [***] PROGRAMMES

         Section 3.3 of the PP Receptor Agreement originally required SYNAPTIC at substantially all times during the term of that Agreement to assign [***] FTEs to work on the PP Receptor Programme. The parties acknowledge that as from the Fourth August, 1995, due to progress made in such Programme, the resources required to be devoted by SYNAPTIC to the PP Receptor Programme have diminished and have therefore agreed that it is desirable (i) to allocate fewer than [***] FTEs to the PP Receptor Programme and (ii) to allocate those of the [***] FTEs no longer required for that Programme to the [***] Programme. Accordingly, the parties agree that, from and after the Fourth day of August, 1995, SYNAPTIC shall assign [***] FTEs in aggregate to the two Programmes, and CIBA shall fund the cost of [***] SYNAPTIC FTEs in the aggregate for the two Programmes. While the level of training and research experience of these FTEs may vary from time to time, SYNAPTIC will use its reasonable best efforts to ensure that at least [***] of the aggregate number of FTE's assigned to the two Programmes will have educational degrees of Ph.D. or M.D., or research experience of greater than ten (10) years in a relevant scientific field that qualifies them as equivalent to a Ph.D. or M.D. level researcher.


5.       ENTIRE AGREEMENT

         This Supplement No. 1, together with the PP Receptor Agreement, the Series 4 Stock Purchase Agreement referred to in the PP Receptor Agreement and the [***] Agreement, represents the entire agreement and understanding between the parties relating to the subject matter hereof, and supersedes all written or oral agreements, consents or understandings (if any) with respect thereto given or made between the parties prior to the date hereof.

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AS WITNESS the signatures of the  representatives  of the parties hereto the day and year first above written.

SYNAPTIC PHARMACEUTICAL CORPORATION

By:       /s/Kathleen P. Mullinix
          -----------------------
Name:     Kathleen P.  Mullinix
Title:    President


CIBA-GEIGY Limited

By:      /s/Dr. D.W. Scholer                                  /s/R.E. Walker
         -------------------              -----------------
Names:   Dr. D.W. Scholer                 R.E. Walker
Titles:  R & D Alliances                  Division Counsel




































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